UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following communication was distributed or made available to the Class B-3 shareholders on or after April 4, 2018

GEORGI KOMON GOLD

901 West Madison Chicago, Il 60607 & 3490 Homestead Road, Park City, UT 84098 480.220.6202

EDUCATION

Johns Hopkins University
Candidate Master of Liberal Arts Degree Program	9/2017 - present
GPA: 4.0

Harvard University
Bachelor of Liberal Arts in Extension Studies, cum laude	6/2008 - 05/2017
Concentration: Government/ National Security and Foreign Policy
GPA: 3.40 / Dean’s List 2016-2017

QUALIFICATIONS AND SKILLS

Chicago Mercantile Exchange, Member	1982 - present
141 W. Jackson Blvd. #1401
Chicago, IL 60604 312.930.1000

Mark IV Brokerage Group, Founder and Managing Partner	2002 - present
Chicago Mercantile Exchange 141 West Jackson Blvd. #1401
Chicago, IL 60604 480.220.6202

Smart Confirm Trading Solutions, Founder and Partner	2013 - present
141 West Jackson Blvd. #1401
Chicago, IL 60604 480.220.6202

GK Trading Brokerage Group, Owner	1992 - 1996
30 South Wacker Drive
Chicago, Il 60601

Discount Corporation of America, Assistant VP	1990 - 1992
30 South Wacker Drive
Chicago, Il 60062

GEORGI KOMON GOLD	PAGE 2

Georgi Komon Brokerage Group, Owner	1988 - 1990
30 South Wacker Drive
Chicago, Il 60601

CME COMMITTEES

Education Committee
Arbitration Committee
Grievance Committee
Options Committee
Floor Brokerage Committee
IOM Nominating Committee
Eurodollar Pit Committee
Membership Committee
Member Services Committee
CME Club Committee
PAC Committee
Member Orientation Committee
Singapore Index and Option Exchange, Floor Brokerage Teaching Committee Consultant
Singapore Index and Options Exchange, Education Committee Consultant
Chicago Mercantile Exchange, Education Department, Think Tank

TEACHING EXPERIENCE

Chicago Mercantile Exchange Education Department, Instructor	1985 - 1996
Options Trading for Beginners
Intermediate Options Trading
Advanced Options Trading
Singapore Index and Option Exchange, Education Department, Floor Brokerage
Singapore Index and Option Exchange Education Department, Option Trading

COMMUNITY INVOLVEMENT

The Solomon Foundation for Children, Advisory Board
Park City Women’s Giving, Charter Member
Superior Court Appointed Special Advocate for Children, Arizona (Inactive)
American Red Cross Children’s Mentor and Speaker (Inactive)
Children’s Home and Aid Society, Board of Directors (Inactive)
Scottsdale Association of Realtors Leadership Committee, Chair, (Inactive)
Arizona Association of Realtors, Professional Standards Committee (Inactive)

GEORGI KOMON GOLD	PAGE 3

MEMBERSHIPS

The Chicago Council on Global Affairs 100 Women in Finance
The Harvard Club, Chicago
The Harvard Alumni Club